UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 1, 2010

VENTURA ASSESTS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Colorado	000-53186	37-1441050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2241 Flintridge Drive, Glendale, CA	91206
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 818 424-0219

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR   240.14d-2(b))
☐   Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (3-05)
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ITEM 4.01   STATEMENT CONCERNING AUDITORS

On or about February 10, 2010, the registrant discovered that Mr. Corso, the auditor, who represented himself to be a partner in the Gruber & Co., LLC, is incarcerated on unknown charges.  Gruber & Co, LLC has advised that they have no association with Mr. Corso, therefore, the December 31, 2008 audited financials should not be relied on and are being re-audited.

In light of this recent development, the Registrant appointed Silberstein Unger, PLLC, an Independent Certified Public Accounts Firm as auditor to audit the December 31, 2009 and re-audit the December 31, 2008 financials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ventura Assets, Limited

Dated: March 22, 2010	By:	/s/ Osheen Haghnazarian
Osheen Haghnazarian Director, President and Principal Executive Officer

Dated: March 22, 2010	By:	/s/ Hasmik Yaghobyan
Hasmik Yaghobyan Director, Chief Executive Officer, Principal Accounting Officer and Secretary